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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


                               CURRENT REPORT


                   Pursuant To Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 16, 1996



                              KCS Energy, Inc.
           (Exact name of registrant as specified in its charter)



       Delaware                       1-11698                   22-2889587
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)              File Number)             Identification No.)


379 Thornall Street, Edison, New Jersey                             08837
(Address of principal executive offices)                          (Zip Code)


                                (908) 632-1770
              Registrant's telephone number, including area code


                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)



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Item 5.   Other Events.

     The Supreme Court of Texas has denied the petition of Tennessee Gas Pipeline Company (TGT) for rehearing of the court's opinion of April 18, 1996 in TGT's take-or-pay contract litigation with KCS Energy, Inc.

     The press release issued by the registrant is attached as an exhibit.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a ) None

     (b ) None

     (c ) Exhibits

     99   Press Release dated August 16, 1996.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KCS Energy, Inc.


                                          By: /s/ Henry A. Jurand
                                              --------------------
                                                  Henry A. Jurand
                                        Vice President, Chief Financial Officer
                                                   and Secretary



Dated:   August 20, 1996